Exhibit 99.3

1 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved A clinical-stage precision medicine oncology company focused on the discovery and development of targeted therapies for patients with biomarker-defined cancers March 2026

2 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended related to our study analyses, clinical trials, regulatory submissions, and projected cash position. We may, in some cases use terms such as “future,” “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “targeting,” “confidence,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team and on information currently available to management that involve risks, potential changes in circumstances, assumptions, and uncertainties. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize, and achieve market acceptance of our current and planned products and services, our research and development efforts, including timing considerations and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success, timing, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of our ongoing clinical trials, our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and our ability to predict clinical outcomes based on such preclinical and early clinical result, and our ability to continue as a going concern, and the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements for any reason, except as required by law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation may not be reproduced, forwarded to any person or published, in whole or in part. Private placements are speculative, illiquid, carry a high degree of risk and securities issued in a private placement should only be purchased by persons who can afford the loss of their entire investment.

Aprea Therapeutics (NASDAQ: APRE)
One Critical Pathway - Multiple Targets

Synthetic Lethality | Aprea | Precision Medicine

Positioned at the Forefront of Synthetic Lethality and Precision Medicine

Targeted Oncology	Transition from broad, toxic chemotherapy to potentially safer, precision-guided targeted therapies
Precision-Driven Development	Develop highly selective cancer therapies that exploit tumor-specific mutations to maximize cancer cell killing while sparing healthy tissue
Pipeline with Clinical Momentum	All programs are designed to address significant unmet medical needs across genetically defined cancer populations
Early Clinical Proof-of-Concept	Single agent activity demonstrated in ongoing Phase 1 trial



DNA SSBs
DNA DSBs
Stalled replication forks
ATR
ATM
DYRK1
Target
CHK1
CHK2
WEE1
WEE1
CDC25C
CDC25A
CDK1
Cyclin B
G2/M checkpoint
M
G2
G1
S
CDK2
Cyclin E
p21
p53
Intra-S checkpoint
G1/S checkpoint
Trends in Cancer [1]

DNA Damage Response (DDR)

1. Ngoi N, *et al*. Targeting the replication stress response through synthetic lethal strategies in cancer medicine. *Trends in Cancer*. (2021); 7(10):930-957

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3

Robust DDR Development Pipeline Milestones

2024-2026 Accomplished and anticipated clinical milestones


2024
2025
2026
H1
H2
H1
H2
H1
H2
WEE1
APR-1051
IND Cleared
Enrolled First Patient
BOIN Design
Safety & Efficacy Data
Safety & Efficacy Data
Safety & Efficacy Data
Complete Dose Escalation
ACESOT-1051: Phase 1 – Monotherapy Dose Escalation
Optimization
Backfill
ATR
ATRN-119
ABOYA-119: Phase 1 Monotherapy Dose Escalation: QD*
RP2D for QD dosing
Combinations
Initiate BID Regimen
ABOYA-119: Phase 1
Monotherapy Dose Escalation: BID*

APREA THERAPEUTICS

* We have started an orderly wind-down of certain clinical trial site activities associated with the monotherapy arms as we explore ATTN-119 in potential combination approaches

| © 2026 Aprea Therapeutics, Inc. All Rights Reserved

4

5 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved Strong Drug Development and Commercial Expertise Experienced team in synthetic lethality and targeted therapy Management Board of Directors Richard Peters, M.D., Ph.D. Chairman of the Board Oren Gilad, Ph.D. President and CEO Jean-Pierre Bizzari, M.D. Director Marc Duey Director Michael Grissinger Director Gabriela Gruia, M.D. Director John Henneman Director Rifat Pamukcu, M.D. Director Bernd R. Seizinger, M.D., Ph.D. Director Oren Gilad, Ph.D. President and CEO John P. Hamill Sr. Vice President and CFO Eugene Kennedy, MD Chief Medical Advisor Ze’ev Weiss, CPA, B.Sc. Chief Business Advisor Mike Carleton, Ph.D. Translational Medicine Advisor Brian Wiley SVP, Corporate Strategy

6 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved 6 WEE1 Inhibitor: APR-1051 ACESOT-1051: Clinical Proof-Of-Concept

APR-1051: Next–Generation WEE1 Inhibitor Expanding the Therapeutic Index

Targeting the clinically validated WEE1 pathway with an engineered profile aimed at widening the therapeutic window and improving tolerability versus earlier inhibitors

Program	Clinical Limitation	Strategic Outcome	What It Signals
Adavosertib (AstraZeneca)	Hematologic & GI toxicity limited dose intensity	Terminated further clinical development Returned by AstraZeneca to Merck & Co.	Biology works, narrow therapeutic window
Azenosertib (Zentalis)	Continuous dosing not tolerated[1]	Ongoing dosing and schedule optimization	Biology works, therapeutic window still being defined
Debio 0123 (Debiopharm)	QT prolongation liability at high doses[2]	Limited single-agent activity – no clinical responses at doses up to and including at MTD[3]	Cardiac safety restricts exposure
APR-1051 (Aprea Therapeutics)	Early signals of tumor reduction without class-limiting tox to date	Dose escalation progressing	Potentially widened therapeutic window

No head-to-head studies have been conducted. Trial information is based on publicly available data and should be interpreted cautiously.

1. Zentalis Corporate Presentation, January 2026
2. Debio 0123-101, A Phase 1 Trial of Debio 0123 In Combination With Carboplatin In Advanced Solid Tumors: Safety, Pharmacokinetic, And Preliminary Antitumor Activity Data, Poster ASCO 2023
3. Results of A Phase 1, Dose-Finding Study of Debio 0123 As Monotherapy In Adult Patients With Advanced Solid Tumors —Safety, Pharmacokinetic, And Preliminary Antitumor Activity Data, Poster ASCO 2024

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| © 2026 Aprea Therapeutics, Inc. All Rights Reserved

7

8 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved ACESOT-1051: Phase 1 Study Design * Higher doses permitted if indicated Multi-center, open-label Phase 1 single-agent dose escalation and dose selection optimization Part 1 Dose escalation up to 50 patients RP2D Oral single-agent APR-1051 will be administered once-daily for 28-day cycles Objectives Primary: Safety, DLT, MTD/MAD, RP2D Secondary: Pharmacokinetics, Antitumor activity (RECIST/PCWG3) Exploratory: Pharmacodynamics = cleared Accelerated titration; 1-6 patients per dose level BOIN design; 3-12 patients per dose level Part 2 Dose selection optimization Up to 80 patients Selected dose 2 Selected dose 1 1:1 randomization R Dose level 1 10 mg Dose level 2 20 mg Dose level 3 30 mg Dose level 4 50 mg Dose level 5 70 mg Dose level 6 100 mg Dose level 7 150 mg Dose level 8 220 mg Dose level 9 300mg* Confirmed PR Observed First uPR Observed Select 2 dose levels Eligible patients ≥ 18 yo with advanced solid tumor harboring cancer-associated gene alterations o CCNE1,CCNE2, FBXW7 or PPP2R1A o USC regardless biomarker status o HPV+ oropharyngeal squamous cell carcinoma, cervical, vaginal, or vulvar carcinoma o KRAS-GLY12/GLY13 & TP53 colorectal cancer = currently enrolling Backfill Backfill Backfill

9 © 2026 Aprea Therapeutics, Inc. All Rights Reserved 50 36 44 21 22 42 44 55 56 43 49 223 36 56 112 178 28 111 85 12 58 63 7 0 50 100 150 200 250 02-001 01-001 01-002 01-003 01-004 02-002 03-002 03-003 03-004 02-003 03-005 01-005 03-007 01-006 03-008 03-006 03-010 01-010 01-008 03-011 03-012 01-011 01-012 220 mg 150 mg 100 mg 70 mg 50 mg 30 mg 20 mg 10 mg Days on treatment Study patient APR-1051 once-daily dose Not all data source verified ✼ Data cutoff: February 18, 2026 ✼ Progressive disease (PD) Stable disease (SD) Consent withdrawn Treatment continues Physician decision Unrelated death Partial response* (PR) APR-1051 Summary of Duration of Treatment (n=23) * Unconfirmed ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ ✼ Enrollment status

10 © 2026 Aprea Therapeutics, Inc. All Rights Reserved MedDRA Preferred Term APR-1051 All dose levels (N=23) Treatment-related AEsa All Grades n (%) Grade ≥ 3b n (%) Nausea 7 (30.4) 0 (0) Fatigue 4 (17.4) 0 (0) Vomiting 2 (8.7) 0 (0) Alanine aminotransferase increased 1 (4.3) 1 (4.3)c Aspartate aminotransferase increase 1 (4.3) 1 (4.3)c Anemia 1 (4.3) 0 (0) Blood bilirubin increased 1 (4.3) 0 (0) Constipation 1 (4.3) 0 (0) Dehydration 1 (4.3) 0 (0) Dysgeusia 1 (4.3) 0 (0) Dyspepsia 1 (4.3) 0 (0) Gastroesophageal reflux disease 1 (4.3) 0 (0) Hypokalemia 1 (4.3) 0 (0) Lymphocyte count decreased 1 (4.3) 1 (4.3) Treatment-related AEs in Patients Treated with APR-1051 (N=23) a A patient may have more than one AE and/or have the same AE more than once b Grade 3 unless otherwise indicated c Increased alanine aminotransferase and aspartate aminotransferase occurred in the same patient and was considered one DLT event Not all data source verified Data cutoff: February 18, 2026

11 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Confirmed Partial Response in Patient 01-011 • 220 mg QD (On Treatment) • Demographics: 63-year-old Black Female Site: MD Anderson Cancer Center Diagnosis: Uterine carcinosarcoma (form of endometrial) Key Mutations: PPP2R1A • Treatment History (4 prior lines) • Line 1: Carboplatin + Paclitaxel → 126 days, PD (Apr-Sep 2024) • Line 2: Doxorubicin → 56 days, PD (Sep-Nov 2024) • Line 3: Topotecan → 70 days, PD (Dec 2024-Feb 2025) • Line 4: Pembrolizumab + Lenvatinib → 5months, PD (May 2025-Oct 2025) • APR-1051 Response • C1D1: Dec 18, 2025 • Current Status: Mar 10, 2026 On treatment 83 days (C4D1) • Best Response: Confirmed PR (additional -9.5% reduction from C3D1) Mar 10, 2026 PR (-50%) at first assessment Feb 10, 2026 • Tumor marker: CA-125 reduction from BL 362.4 U/mL to C3D1 46.8 U/mL (87% decrease); 40.2 U/mL Mar 11, 2026 • Adverse Events: C1D22. Grade 1 rash. Gr1 thrombocytopenia at C1D15 possible relation to IP. Intermittent Nausea Gr1 probably related. Amylase Increase Gr1 unlikely related. No DLT.

12 © 2026 Aprea Therapeutics, Inc. All Rights Reserved Partial Response in Patient 01-010 • 150 mg QD (On treatment) • Demographics: 68-year-old White Female Site: MD Anderson Cancer Center Diagnosis: Uterine Serous Carcinoma (Stage IV, M1) Key Mutations: PPP2R1A • Treatment History (4 prior lines) • Line 1: Paclitaxel + Carboplatin → 105 days, CR (Aug 2023 - Nov 2023) • Line 2: Docetaxel + Carboplatin → 134 days, PR (Sep 2024 - Feb 2025) • Line 3: Letrozole → 79 days, PD (Apr 2025 - Jul 2025) • Line 4: AKT1 E17K Allosteric Inhibitor → 55 days, PD (Aug 2025 - Oct 2025) • APR-1051 Response • C1D1: Oct 31, 2025 • Current Status: Mar 19, 2026 On treatment with progression after treatment interruption unrelated to study drug • Best Response: uPR (-50%) at first assessment Dec 21, 2025 • Duration: 131 days (as of Mar10, 2026) • Tumor marker: CA-125 reduction from 732 to 69.5 U/mL (>90% decrease) on Dec 22, 25 - Increased during treatment interruption to 277.5 U/mL on Jan 21, 26; most recent Mar 04, 26: 291.6 U/mL • Last assessment: 01Mar26 - PD (+52.9% from nadir but still -23.5% from baseline), no new lesion; continuing on treatment for clinical benefit • Grade ≥3 AEs: Elevated Creatinine (G3), Hypercalcemia (G4), Elevated Lipase/Amylase (G4) all unrelated to study drug • Pancreatitis (G3), not related to APR-1051, pt hospitalized, APR-1051 interrupted. • Anemia (G3) w/ HgB 7.7; referred to ED & admitted 22Jan26 for melena; not related to APR-1051, pt hospitalized. (Jan 3-Feb 1), restarted at 150mg on Feb02, 26.

13 © 2026 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 (ACESOT-1051): Update March 10th, 2026 • Seven dose levels cleared: 10 mg, 20 mg, 30 mg, 50 mg, 70 mg, 100mg, 150 mg QD • Efficacy update – Two partial responses (PRs) observed, one confirmed thus far • Patient 01-011 (220 mg): Confirmed PR (additional -9.5%) Mar 10, 2026 Unconfirmed PR with ~50% reduction at first assessment Feb 10, 2026; in uterine carcinosarcoma (UCS), Mutation: PPP2R1A • CA-125 reduction from BL 362.4 U/mL to C3D1 46.8 U/mL (87% decrease) to 40.2U/mL March 11, 2026 • Patient 01-010 (150 mg): Unconfirmed PR with -50% tumor shrinkage in uterine serous carcinoma (USC), Mutation: PPP2R1A • Patient off study due to AE not related to study drug for 30 days, restarted study drug at 150mg Feb 02, 2026, follow up scan after 30 days back on drug show +52.9% progression from nadir but still -23.5% from baseline • CA-125 biomarker: 90% reduction initially: 732 baseline →69.5 Dec 22, 2025(nadir); 277.5 Jan 21, 2026 (while off treatment); essentially stable once back on treatment 291.6 U/mL Mar 04, 2026 • Patient to remain on study drug at 150mg and rescan • Dose 8 (220 mg) cohort enrolling: • Four patients enrolled (01-011, 03-011, 03-012, 01-012), C1D1 from Dec 17, 2025 to Feb 12, 2026 • 03-011 deceased (G5 cardiac arrest [ventricular fibrillation], Day 12, unlikely related), HPV+, replaced • No DLTs for 01-011 and 03-012 • 01-012 experienced hospitalization for G3 colon obstruction, deemed unrelate, study treatment held resulting in <75% of cycle 1 doses administered, to be replaced as concerns DLT clearance; to remain on study treatment if clinician believes there is potential benefit • Next planned dose: 300 mg; no dose reductions for any patients in 220mg and 150mg cohorts as of March 10, 2026. • Patient status changes • 03-006 (100 mg): 86 year old withdrew consent / opted to stop study treatment after 178 days – achieved SD with -14.8% shrinkage, mutation FBXW7 • 03-012 (220 mg): Disease progression after 58 days, mutation KRAS G12 + TP53 • Safety note – Patient 01-012 (220 mg) • Grade ≥3 AEs: colonic obstruction, unrelated to study drug • Restart of study drug at 220mg planned; mutation PPP2R1A + CCNE1

14 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved Disease Control Observed in Early Patient Outcomes APR-1051 shows single agent activity in cancer with mutated FBXW7 Clinical Data 100 mg Cohort Patient: 86-year-old Asian Female Diagnosis: Rectal Cancer Key Mutations: FBXW7 (Drives Cyclin E accumulation and overexpression) Treatment History: 5 prior lines - heavily pretreated • Line 1: Capecitabine/oxaliplatin → 191 days, PD • Line 2: Capecitabine/oxaliplatin/bevacizumab → 45 days, PD • Line 3: FOLFIRI + bevacizumab → 43 days, PD • Line 4: Local XRT (lung mets) → 12 days, not evaluable • Line 5: Tretinoin/bevacizumab/Tecentriq (ATRT trial) → 50 days, PD APR-1051 Activity: • Current Status: Consent withdrawn after 178 days • Best Response: SD at third scan (-15% tumor response) Notes: Durable SD maintained 181 days in a heavily pretreated 86-year-old patient; well tolerated with minimal toxicity. FBXW7 mutation may be relevant to response Stable disease maintained for 178 days in patient with FBXW7 mutation (100 mg QD) (Consent withdrawn)

15 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved Clinical Data 70 mg Cohort Disease Control Observed in Early Patient Outcomes Patient: 62-year-old White Male Diagnosis: HPV+ Oropharyngeal Squamous Cell Carcinoma (base of tongue) Key Mutations: P16+ Treatment History: 3 prior lines • Line 1: Concomitant cisplatin/XRT → 49 days, PD • Line 2: Pembrolizumab→ 84 days, PD • Line 3: Paclitaxel/carboplatin → 184 days, PD APR-1051 Activity • Current Status: PD after 223 days of SD treatment • Best Response: SD at first scan (-5% tumor response) Notes: Stable disease maintained for 223 days. APR-1051 shows single agent activity in HPV+ head and neck cancer Stable disease maintained for 223 days in patient 01-005 HPV+ head and neck cancer (70 mg QD) (PD)

A Biomarker Defined Path to Registration

Early responses across cohorts in PPP2R1A-mutated endometrial cancer, with additional disease control signals across broader genomically defined tumors

Clinical Activity by Biomarker and Dose

Objective Responses

PPP2R1A-mutated endometrial cancer
- Confirmed Partial Response at 220 mg
- Partial Response at 150 mg

Disease Control

FBXW7-mutated CRC
- Stable disease at 100 mg

HPV+ Head and Neck
- Stable disease at 70 mg

Safety
- Well tolerated to date
- Potential wide therapeutic window

Path to Registrational Cohort

1. Expand PPP2R1A-mutated cohort
2. Add additional cohorts
   - FBXW7-mutated CRC
   - HPV+ cancers
3. Confirm durability, consistency of response and safety

- Responses across dose levels support a biomarker enriched expansion path
- Activity beyond endometrial cancer supports additional biomarker-defined cohorts

Data are preliminary from an ongoing dose-escalation study. Responses and stable disease require confirmation in additional patients, and may change as follow-up matures. Safety and efficacy outcomes may vary by dose, schedule, and patient characteristics.

APREA THERAPEUTICS
| © 2026 Aprea Therapeutics, Inc. All Rights Reserved
16

17 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved HPV+ Cancer – Collaboration with MD Anderson Ovarian Cancer* UMSCC47 tumor cells OVCAR3 tumor xenograft Tumor Volume (mm3 ) Vehicle Aprea ATRi 30 mg/kg QD Aprea WEE1i 30 mg/kg QD Combination – half dose, 15mg/kg each Days Post Treatment Tumor Volume (mm3 ) Days since start of xenograft mEER tumor cells Tumor Volume (mm3 ) Days since start of xenograft APR-1051 Demonstrated Preclinical Activity in Combination with Chemo, IO and ATRi Across Multiple Cancer Models * Data on file. Start of treatment 0 10 20 30 0 20 0 0 0 100 ntreated AP 1051 Cis atin C m Start of treatment ** P<0.0001 * P=0.0067 ** ** * Chemotherapy Immuno-oncology DDR combination APR-1051 demonstrates synergistic potential preclinically with standard oncology agents

Summary

APR-1051 aims to be the first WEE1 inhibitor to translate validated biology into a scalable commercial asset

1. **Clinically validated target**
   - WEE1 inhibition has shown promising activity in genomically defined tumors
2. **APR-1051 opportunity**
   - Early clinical proof-of-concept at 150 mg and 220 mg dose levels
   - Potentially favorable safety profile at active dose levels
   - Enrollment continues, additional clinical data expected over the next 3-6 months
   - Clinical team strengthened to drive next phase of development
   - Capital in place to achieve meaningful inflection points
   - Valuation lags fundamentals, creating an asymmetric opportunity
3. **Competitor programs constrained by low therapeutic index**
   - Dose intensity and duration limited by hematologic, GI or cardiac toxicity

APREA THERAPEUTICS

| © 2026 Aprea Therapeutics, Inc. All Rights Reserved
18

19 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved 19 APR-1051: Potentially Differentiated WEE1 Inhibitor Pre-Clinical

20 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Potentially Best-in-Class WEE1 Inhibitor Structurally differentiated: high potency, limited off-target inhibition design compared to other molecules AstraZeneca Adavosertib (AZD-1775) Zentalis Azenosertib (ZN-c3) Aprea APR-1051 Undisclosed APR-1051 is based on a different molecular structure from AZD-1775 and ZN-c3 No head-to-head clinical studies have been conducted.

21 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Potentially Best-in-Class WEE1 Inhibitor Potent inhibitor of WEE1 Does not substantially inhibit structurally and functionally related PLK1, PLK2 or PLK3 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK1 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK2 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK3 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 ZN-c3 = 92.1 nM APR-1051 = 15,900 nM PLK1 Inhibition IC50 >150-fold difference ZN-c3 = 32.0 nM APR-1051 = 1,800 nM PLK2 Inhibition IC50 >50-fold difference ZN-c3 = 52.2 nM APR-1051 = 31,600 nM PLK3 Inhibition IC50 >600-fold difference Important difference in off-target inhibition between APR-1051 and ZN-c3 On 1 -target WEE1 potency1 ZN-c3 = 2.9 nM APR-1051 = 1.6 nM WEE1 Inhibition IC50 similar to ZN-c3 125 100 75 50 25 0 10 9 8 7 6 5 APR 1051 c3 WEE1 IC50 Determination % Activity Log10 [conc] (M) 1 AACR-NCI-EORTC Meeting, Poster B323, 2024 Data from exploratory in-vitro studies APR-1051 specificity for WEE1 opens potential for greater therapeutic window

22 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved PLK1 Inhibition Counteracts Effect of WEE1 Inhibitors1 Minimal PLK1 co-inhibition enhances therapeutic window for APR-1051 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM 1 µM Phos-H2AX Control (MCM3) NT Phos-CDK1 APR-1051 75 nM GSK-PLKi Control (MCM3) 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM NT 1 µM Phos-H2AX 400 nM BI-PLKi APR-1051 Phos-CDK1 PLK inhibitor, BI-2536, interferes with the effects of APR-1051 in OVCAR-3 cells 1 AACR-NCI-EORTC Meeting, Poster B323, 2024 Data from exploratory in-vitro studies Evidence of DNA damage allowed by WEE1 inhibition. PLK1 reduces functional potency of WEE1 inhibition PLK inhibitor, GSK-461364, interferes with the effects of APR-1051 in OVCAR-3 cells Inhibition of PLK1 reduces efficacy of APR-1051 inhibition. Results in requiring higher doses of WEE1 inhibitors and introduces PLK1 related toxicity

Studies Show PLK1 Suppression is Associated with Sepsis-Induced Loss of Intestinal Barrier Function

SCIENTIFIC REPORTS

OPEN

PLK1 protects against sepsis-induced intestinal barrier dysfunction

Received: 25 August 2017
Accepted: 4 January 2018
Published online: 18 January 2018

Yingya Cao, Qun Chen, Zhen Wang, Tao Yu, Jingyi Wu, Xiaogan Jiang, Xiaoju Jin & Weihua Lu

Sepsis and sepsis-associated intestinal barrier dysfunction are common in intensive care units, with high mortality. The aim of this study is to investigate whether Polo-like kinase 1 (PLK1) ameliorates sepsis-induced intestinal barrier dysfunction in the intestinal epithelium. The mouse intestinal barrier was disrupted after Lipopolysaccharide (LPS) injection due to intestinal epithelial cell apoptosis and proliferation inhibition, accompanied by decreased PLK1. In HT-29 intestinal epithelial cells, LPS stimulation induced cell apoptosis and inhibited cell proliferation. Overexpression of PLK1 partly rescued the apoptosis and proliferation inhibition in HT29 cells caused by LPS. Finally, LPS stimulation promoted the reduction of PLK1, resulting in apoptosis and proliferation inhibition in intestinal epithelial cells, disrupting the intestinal epithelial barrier. These findings indicate that PLK1 might be a potential therapeutic target for the treatment of sepsis-induced intestinal barrier dysfunction.

Cao et al. Molecular Medicine (2022) 28:163
https://doi.org/10.1186/s10020-022-00597-z

Molecular Medicine

RESEARCH ARTICLE Open Access

PLK1 protects intestinal barrier function during sepsis by targeting mitochondrial dynamics through TANK-NF-κB signalling

Ying-Ya Cao[1,2†], Yuan Zhang[1†], Wuyun Gerile[1†], Yan Guo[1], Li-Na Wu[1], Li-Li Wu[1], Kai Song[1], Wei-Hua Lu[2] and Jian-Bo Yu[1*]

Contents lists available at ScienceDirect

Cytokine

journal homepage: www.elsevier.com/locate/cytokine

ELSEVIER

PLK1 protects intestinal barrier function in **sepsis**: A translational research

Ying-Ya Cao[a,b,1], Juan Li[c,1], Qun Chen[a,b,1], Yu-Peng Qi[a,b,1], Qian-Cheng Xu[a,b], Jia-Min He[a,b], Zhen Wang[d], Wei-Hua Lu[a,b,*]

[a] *Department of Critical Care Medicine, The First Affiliated Hospital of Wannan Medical College (Yijishan Hospital of Wannan Medical College), Wuhu 241001, Anhui, China*
[b] *Anhui Province Clinical Research Center for Critical Respiratory Medicine, Wuhu 241001, Anhui, China*
[c] *Department of Nephrology, Wuhu Hospital, East China Normal University (The Second People's Hospital, Wuhu), Wuhu 241000, Anhui, China*
[d] *Department of General Practice, The First Affiliated Hospital of Wannan Medical College (Yijishan Hospital of Wannan Medical College), Wuhu 241001, Anhui, China*

Received: 15 February 2021 | Revised: 25 April 2021 | Accepted: 16 May 2021
DOI: 10.1002/cbin.11633

RESEARCH ARTICLE

Cell Biology International WILEY

LncRNA DANCR improves the dysfunction of the intestinal barrier and alleviates epithelial injury by targeting the miR-1306-5p/PLK1 axis in sepsis

Zhen Wang[1] | Changshun Zhong[1] | Yingya Cao[1] | Hongzhen Yin[1] | Guanggui Shen[1] | Weihua Lu[1] | Wei Ding[2]

1 PLK1 protects against sepsis-induced intestinal barrier dysfunction, Cao *et al*, *Scientific Reports* (2018).
2 PLK1 protects intestinal barrier function in sepsis: A translational research, Cao *et al*, *Cytokine* (2023).
3 PLK1 protects intestinal barrier function in sepsis: A translational research, Cao *et al*, *Molecular Medicine* (2022).
4 LncRNA DANCR improves the dysfunction of the intestinal barrier and alleviates epithelial injury by targeting the miR-1306-5p/PLK1 axis in sepsis, Wang *et al.*, *Cell Biology International* (2021).

APREA THERAPEUTICS

| © 2026 Aprea Therapeutics, Inc. All Rights Reserved

23

24 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved 24 Intellectual Property Portfolio Financial Summary & Capitalization Investment Highlights

25 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved Robust Global Intellectual Property Protection Family 1: Ataxia Telangiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, HK. • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th , 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead ATR inhibitor in the clinic • Patent granted in JP; Applications pending US, AU, BR, CA, CN, EA, EP, HK, IL, IN, KR, MX, NZ, PH, SG, ZA Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds • Patent granted in AU; Applications pending in US, AU, BR, CA, CN, EP, HK, IL, IN, JP, KR, MX, ZA Family 5: Methods of Treating Cancer • International application filed on Sept. 19, 2025 • Clinical methods of treating advanced solid cancer tumors using lead ATR inhibitor Family 6: Macrocyclic Undisclosed DDR target Inhibitors and Methods of their Preparation and Use • International application filed on Jan. 22, 2026 • U.S. Provisional Applications filed on Jun. 6, 2025, and Sep. 19, 2025

26 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved Securities Common Equivalents as of March 9, 2026 Preferred Stock (as converted) 15,596 Common Stock (1) 11,452,452 Warrants (2) 16,212,687 Options 840,121 Restricted Stock Units 25,176 Fully Diluted Equivalents 28,546,032 Aprea Therapeutics (NASDAQ: APRE) Financial Summary and Capitalization 1. 400,000,000 common shares authorized 2. Total warrants include pre-funded, Tranche A, Tranche B and Purchase Cash and Equivalents of ~$14.6M as of December 31, 2025 $5.6M in gross proceeds raised in private placement Jan 30, 2026

Investment Highlights

Technology developed by pioneers in synthetic lethality

- Management with strong drug development and commercial expertise

Highly potent and selective design, potential best in class inhibitors, de-risked programs

- Diversified portfolio including WEE1 (APR-1051) and ATR (ATRN-119) inhibitors
- Early evidence of clinical activity including PRs (one confirmed) with APR-1051
- Single agent and combination potential therapies

Near term catalysts

- APR-1051: Q1 2026 Safety/efficacy data ✓ Q3 2026 Complete dose escalation
- ATRN-119: October 2025 RP2D ✓ H2 2026 Potential collaborations on combinations

Expected cash runway into Q1 2027

- Achieve near term inflection points and catalysts
- Evaluate optimal strategic partnerships

APREA THERAPEUTICS

| © 2026 Aprea Therapeutics, Inc. All Rights Reserved

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28 | © 2026 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE)